SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2015

NOBILITY HOMES, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-06506 (Commission File No.)	59-1166102 (IRS Employer Identification No.)

3741 S W 7th Street
Ocala, Florida                                                                                                                              34474
(Address of principal executive offices)                                                                                                           (Zip Code)

Registrant's telephone number including area code:   (352) 732-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02                      Results of Operations and Financial Condition

On March 16, 2015, Nobility Homes, Inc. issued a release regarding sales and earnings results for its first quarter ended January 31, 2015. The text of the press release is attached as Exhibit 99.1.

ITEM 9.01                      Financial Statements and Exhibits

(d)           Exhibits:

Exhibit 99.1	Press Release

Exhibit 99.2	Earnings release issued March 16, 2015 by Nobility Homes, Inc. for its first quarter ended January 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILITY HOMES, INC.

March 17, 2015                                                                    By:           /s/ Lynn J. Cramer, Jr.
Lynn J. Cramer, Jr., Treasurer
and Principal Accounting Officer